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                           CERTIFICATE SPECIFICATIONS

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GROUP CONTRACT OWNER                                         ["MFS Regatta Insurance Trust"]
GROUP CONTRACT NUMBER                                        [12345]
CERTIFICATE NUMBER                                           [79-7900-123456]
CERTIFICATE TYPE                                             [Non Qualified] or [Qualified plan under IRS
                                                             code section 401, 403(b) or 408A]
PARTICIPANT/ANNUITANT                                        [John J. Doe-Owner]
                                                             [Mary J. Doe-Annuitant]
AGE OF  PARTICIPANT                                          [35]
AGE OF ANNUITANT                                             [35]
DATE OF COVERAGE                                             [June 21, 1998]
COVERED PERSON                                               [Participant,unless indicated otherwise above]
CERTIFICATE ANNIVERSARY DATE                                 [June 21, 1999 ]
INITIAL PURCHASE PAYMENT                                     [$100,000]
MINIMUM INITIAL PURCHASE PAYMENT                             [$10,000][if IRA $2,000]
MINIMUM ADDITIONAL PAYMENT                                   [$ 1,000]
MAXIMUM PURCHASE PAYMENT                                     [Any purchase payment that would NOT cause

(WITHOUT PRIOR APPROVAL OF THE COMPANY)                      Account Value to exceed $2,000,000]
BENEFICIARY (RELATIONSHIP)                                   [Susan J. Doe (Daughter)]
ANNUITY COMMENCEMENT DATE                                    [July 1, 2058]
ANNUITY OPTION                                               [Deferred]
          Minimum Annuity Purchase Amount                    [$5,000]
          Minimum Initial Annuity Payment Amount             [$50]
          Account Fee After Annuity Commencement Date        [$35]
ACCOUNT FEE                                                  [$35]
MAXIMUM ACCOUNT FEE                                          [$50]
MINIMUM ACCOUNT VALUE FOR WAIVER OF ACCOUNT FEE              [$75,000]
WITHDRAWAL CHARGES                                           NUMBER OF COMPLETE
                                                             ACCOUNT YEARS FROM TIME    WITHDRAWAL
                                                             OF PAYMENT                 CHARGES
                                                             ------------------------   ----------
                                                             [ 0-1                      [7%
                                                               2-3                       6%
                                                               4                         5%
                                                               5                         4%
                                                               6                         3%
                                                               7+]                      0%]
FREE WITHDRAWAL AMOUNT                                       [During the first Certificate year: (a)
                                                             After the first Certificate year: the greater
                                                             of (a) and (b)

                                                             (a)  [15%] of new Purchase Payments,
                                                                  irrespective of whether such new
                                                                  Payments have been liquidated.
                                                             (b)  Your Certificate's "earnings" to date
                                                                  minus any free withdrawals previously
                                                                  taken. "Earnings" is defined as your
                                                                  Account Value on the day we receive
                                                                  your withdrawal request plus all
                                                                  withdrawals and charges previously
                                                                  taken, minus all Purchase Payments
                                                                  you have made.]
INITIAL GUARANTEE PERIODS(S)                                 ["1-10 Year" or "Non-Elected"]
GUARANTEED INTEREST RATE                                     ["1YR-4.5%, "3YR-5.6%" or "N/A"]
          Minimum Guarantee Period Amount                    [$1,000]
          Minimum Guarantee Interest Rate                    3%
          Market Value Adjustment ("b" Factor)               [0%]                Maximum 0.25%
CURRENT FEE PER TRANSFER                                     [$0]
          Maximum Fee Per Transfer                           [$25]
          Maximum Number of Transfers per Year               [12]
          Minimum Transfer Amount                            [$1,000]
          Minimum Remaining in Sub-Account after Transfer    [$1,000]


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          ANNUAL ASSET CHARGE                                [ 1.15%] or  [1.30%] or [1.40%] or [1.55%]
                    Under  $1,000,000                        [1.40% after Annuity Commencement Date for
                                                             Annuity Commencement Dates occurring
                                                             within 7 years of Date of Coverage [1.15%
                                                             after Annuity Commencement Date for
                                                             Annuity Commencement Dates occurring
                                                             after 7 years from the Date of
                                                             Coverage.]
                                                             [1.00%] or [1.15%] or [1.25%] or [1.40%]
                     $1,000,000 and over                     [1.25%] after Annuity Commencement Date for
                                                             Annuity Commencement Dates occurring within 7
                                                             years of Date of Coverage]
                                                             [1.00% after Annuity Commencement Date for
                                                             Annuity Commencement Dates occurring after 7
                                                             years from the Date of Coverage.

BASIC DEATH BENEFIT                                          [The greatest of  1, 2 or 3  shown in the
                                                             "Amount of Death Benefit" provision]
OPTIONAL DEATH BENEFIT (S)
(Only available if Covered Person is age 79 or younger)
                                                             [None]
[EARNINGS ENHANCEMENT BENEFIT ("EEB")]                       [The Basic Death Benefit plus
                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the Accumulation
                                                                  Account Value over adjusted Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 40% of adjusted Purchase
                                                                  Payments,
                                                                       or
                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 25% of
                                                                  adjusted Purchase Payments

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                       Adjusted Purchase Payments are Net purchase
                                                             payments that have been proportionally
                                                             reduced by a partial withdrawal as
                                                             explained in the "Amount of Death Benefit"
                                                             provision.]
                                                                           [and]
[MAXIMUM ACCOUNT ANNVIERSARY VALUE BENEFIT ("MAV")]          [The greater of the Basic Death Benefit and
                                                             the highest Accumulation Account Value on any
                                                             Certificate Anniversary prior to the Covered
                                                             Person's 81st birthday, adjusted for any
                                                             subsequent Purchase Payments and Partial
                                                             Withdrawals and Charges made between such
                                                             Account Anniversary and the Death Benefit
                                                             Date.]
                                                                           [and]
[5% PREMIUM ROLL UP BENEFIT ("5% ROLL UP")]                  [The greater of the Basic Death Benefit and
                                                             your total purchase payments plus interest
                                                             accrued as follows:

                                                             -    Interest will accrue on Purchase
                                                                  Payments allocated to and transfers
                                                                  to the Variable Account while they
                                                                  remain in the Variable Account at 5%
                                                                  per year until the first day of the
                                                                  month following the Covered Person's
                                                                  80th birthday or until the Purchase
                                                                  Payment and amount transferred has
                                                                  doubled in amount, whichever is
                                                                  earlier]

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[HOW WILL THE BENEFITS OFFERED BY THESE RIDERS BE            [MAV & 5% ROLL UP:
CALCULATED IF MORE THAN ONE IS ELECTED?]
                                                             The death benefit will equal the greater of:
                                                             -    Maximum Account Anniversary Value Benefit
                                                             -    5% Premium Roll up Benefit]

                                                             [MAV & EEB:

                                                             The death benefit will equal the Maximum
                                                             Account Anniversary Value Benefit plus :

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the Accumulation
                                                                  Account Value over the adjusted
                                                                  Purchase Payments up to an amount no
                                                                  greater than 25% of Net Purchase
                                                                  payments.
                                                                        or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over the
                                                                  adjusted Purchase Payments up to an
                                                                  amount no greater than 25% of Net
                                                                  Purchase Payments.]

                                                             [5% ROLL UP  AND EEB:
                                                             The death benefit will equal the 5% Premium
                                                             Roll up Benefit plus

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the Accumulation
                                                                  Account Value over the adjusted
                                                                  Purchase Payments, up to an amount no
                                                                  greater than 40% of adjusted Purchase
                                                                  Payments.
                                                                       Or
                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over the
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 25% of
                                                                  adjusted Purchase Payments.]

                                                             [MAV,  5% ROLL UP AND EEB:
                                                             The death benefit will equal the greater of :

                                                             -    Maximum Account Anniversary Value Benefit
                                                             -    5% Premium Rollup Benefit
                                                                       PLUS
                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the Accumulation
                                                                  Account Value over the Net Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 40% of Net Purchase Payments,
                                                                     Or

                                                             If the Covered Person is between 70 and 79
                                                             years old on the Date of Coverage, 25% of
                                                             the excess of the Accumulation Account
                                                             Value over the adjusted Purchase Payments,
                                                             up to an amount no greater than

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                                                             25% of adjusted
                                                             Purchase Payments]

[EARNINGS ENHANCEMENT PLUS BENEFIT(" EEB PLUS")]             [The Basic Death Benefit plus

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of Accumulation Account
                                                                  Value over adjusted Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 150% of adjusted Purchase
                                                                  Payments*.],
                                                                      or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  Accumulation Account Value over
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 75% of
                                                                  adjusted Purchase Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                       Adjusted Purchase Payments are Net purchase
                                                             payments that have been proportionally reduced
                                                             by a partial withdrawal as explained in the
                                                             "Amount of Death Benefit" provision

                                                                  *(After the seventh Certificate
                                                                  Anniversary, in determining 150% or
                                                                  75% of Net Purchase Payments, any
                                                                  purchase payment made within 12
                                                                  months prior to the date of death
                                                                  will be deducted from the adjusted
                                                                  Purchase Payment calculation).]

[EARNINGS ENHANCEMENT  PLUS BENEFIT PLUS MAXIMUM ACCOUNT     [The greater of the Basic Death Benefit and
ANNIVERSARY VALUE BENEFIT ("EEB PLUS MAV ")]                 the highest Accumulation Account Value on any
                                                             Certificate Anniversary prior to the
                                                             Covered Person's 81st birthday, adjusted
                                                             for any subsequent Purchase Payments and
                                                             Partial Withdrawals and Charges made
                                                             between such Account Anniversary and the
                                                             Death Benefit Date "Maximum Account
                                                             Anniversary Value Benefit" Plus

                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the "Maximum Account
                                                                  Anniversary Value Benefit" over
                                                                  adjusted Purchase Payments, up to an
                                                                  amount no greater than 150% of
                                                                  adjusted Purchase Payments*
                                                                       Or
                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the
                                                                  "Maximum Anniversary Account Value
                                                                  Benefit" over adjusted Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 75% of adjusted Purchase Payments

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                       Adjusted Purchase Payments are Net
                                                             purchase payments that have been
                                                             proportionally reduced by a partial
                                                             withdrawal as explained in the "Amount of
                                                             Death Benefit" provision.

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                                                                  *(After the seventh Certificate
                                                                  Anniversary, in determining 150% or
                                                                  75% of Net Purchase Payments, any
                                                                  purchase payment made within 12
                                                                  months prior to the date of death
                                                                  will be deducted from the adjusted
                                                                  Purchase Payment calculation).]

[EARNINGS ENHANCEMENT  PLUS BENEFIT PLUS 5% PREMIUM ROLL     [The greater of the Basic Death Benefit and
UP BENEFIT ("EEB PLUS 5% ROLL UP")]                          your total purchase payments plus interest
                                                             accrued as follows:

                                                             -    Interest will accrue on Purchase
                                                                  Payments allocated to and transfers to
                                                                  the Variable Account while they remain in
                                                                  the Variable Account at 5% per year until
                                                                  the first day of the month following the
                                                                  Covered Person's 80th birthday or until
                                                                  the Purchase Payment or amount
                                                                  transferred has doubled in amount
                                                                  whichever is earlier "5% Premium Roll Up
                                                                  Benefit"
                                                                           Plus
                                                             -    If the Covered Person is 69 or
                                                                  younger on the Date of Coverage, 40%
                                                                  of the excess of the 5% Premium Roll
                                                                  Up Benefit over adjusted Purchase
                                                                  Payments, up to an amount no greater
                                                                  than 150% of adjusted Purchase
                                                                  Payments*
                                                                        Or

                                                             -    If the Covered Person is between 70
                                                                  and 79 years old on the Date of
                                                                  Coverage, 25% of the excess of the 5%
                                                                  Premium Roll Up Benefit over adjusted
                                                                  Purchase Payments, up to an amount no
                                                                  greater than 75% of adjusted Purchase
                                                                  Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                       Adjusted Purchase Payments are Net
                                                             purchase payments that have been
                                                             proportionally reduced by a partial
                                                             withdrawal as explained in the "Amount of
                                                             Death Benefit" provision.

                                                             *(after the seventh Certificate
                                                             Anniversary, in determining 150% or 75% of
                                                             adjusted Purchase Payments, any purchase
                                                             payment made within 12 months prior to the
                                                             date of death will be deducted from the
                                                             adjusted Purchase Payments Calculation).]

[WHAT BENEFIT IS PAYABLE UNDER ANY OPTIONAL                  [If the spouse of the Covered Person chooses
DEATH BENEFIT IN THE EVENT THE PARTICIPANT'S                 to continue this Certificate after the Covered
SPOUSE CHOOSES TO CONTINUE THE CERTIFICATE                   Person's death, the amount payable under this
AFTER THE PARTICIPANT'S DEATH?]                              Rider will be credited to the Accumulation
                                                             Account Value as of the Death Benefit
                                                             Date. Thereafter, the Rider will continue
                                                             in force and be payable upon the spouse's
                                                             death. For purposes of calculating this
                                                             benefit upon the spouse's death, the
                                                             Accumulation Account Value on the Covered
                                                             Person's Death Benefit Date (inclusive of
                                                             any Death Benefit Amount increases) will
                                                             be considered the Initial Net Purchase
                                                             Payment. If a benefit is payable on the
                                                             spouse's Death Benefit Date, the Death
                                                             Benefit Amount will be based on the

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                                                             spouse's age on the Date of Coverage.]

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Available Fund Options

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